UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079 (Address of principal executive offices, including ZIP code)

(201) 343-5202 (Registrant’s telephone number, including area code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NEPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to Membership Interest Purchase Agreement

As previously disclosed, on December 31, 2018, Nephros, Inc., a Delaware corporation (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”) with Biocon 1, LLC, a Nevada limited liability company (“Biocon”), Aether Water Systems, LLC, a Nevada limited liability company (“Aether”), and Gregory Lucas, the sole member of each of Biocon and Aether (“Lucas”). Pursuant to the terms of the Agreement, the Company acquired 100% of the outstanding membership interests of each of Aether and Biocon in exchange for a cash payment of $750,000 to Lucas at closing, repayment of approximately $8,000 in debt of Biocon, and payment of contingent consideration to Lucas based on the net revenue of Biocon and Aether over each quarter of the 2019 and 2020 fiscal years, up to a maximum aggregate payment of $2,625,000.

On June 24, 2020, the Company and Lucas entered into a First Amendment to the Agreement (the “MIPA Amendment”), which modified the contingent consideration payments by disregarding the fiscal quarter ended June 30, 2020 and including the fiscal quarter ending March 31, 2021.

On October 15, 2020, the Company and Lucas entered into a Second Amendment to the Agreement (the “Second MIPA Amendment”), in which the Company agreed to pay Lucas a lump sum of $100,000 (the “Lump Sum”). In consideration for payment of the Lump Sum to Lucas, the Company’s obligation to make payments of contingent consideration to Lucas based on the net revenue of Biocon and Aether is terminated and deemed fully satisfied. The foregoing summary of the Second MIPA Amendment is qualified in its entirety by reference to the complete Second MIPA Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Membership Interest Purchase Agreement, between the Company and Gregory Lucas, dated October 15, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: October 20, 2020	By:	/s/ Andrew Astor
Andrew Astor
Chief Executive Officer

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